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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) March 29, 2000
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                             Brunswick Corporation
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            (Exact name of registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

               1-1043                              36-0848180
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      (Commission File Number)          (IRS Employer Identification No.)

             1 North Field Court, Lake Forest, Illinois 60045-4811
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (847) 735-4700
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        (Former name or former address, if changed since last report.)
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Item 5.  Other Events

     On March 24, 2000, the United States Court of Appeals for the Eighth Circuit issued an opinion reversing and vacating the $133.2 million verdict entered against the Company in the case Concord Boat Corporation, et al. v. Brunswick Corporation (Concord). In June 1998, a jury awarded the Concord plaintiffs treble damages totaling $133.2 million based on alleged antitrust violations involving the sale of sterndrive and inboard marine engines. The Concord plaintiffs were also awarded attorney fees and costs. The Company appealed the verdict and award of fees and costs and the appellate court heard argument on the appeal in September 1999. The appellate court reversed and vacated the judgement in favor of the Concord plaintiffs, including the award of fees and costs, and remanded the case for entry of judgement in favor of the Company. The Company expects the Concord plaintiffs to seek to overturn the decision by the appellate court.

     The Company previously reached agreements to settle or dismiss six additional suits, including five class-action lawsuits, filed after the 1998 Concord verdict, seeking to rely on the allegations and findings in the Concord suit. As a part of a settlement with a subset of one of the classes, additional payments could have been required based on the final resolution of the Concord suit. Based on the appellate court's decision, the Company is not required to make any additional payments under this settlement. Refer to Note 6 to the Company's consolidated financial statements contained in Form 10-K for the fiscal year ended December 31, 1999, for a more detailed description of the Concord and settled actions.

Forward Looking Statements

     Certain statements in this Form 8-K are forward looking as defined in the Private Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this filing. These risks include, but are not limited to, the outcome of pending or potential litigation.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BRUNSWICK CORPORATION



DATE: March 29, 2000                   By: /s/ Dustan E. McCoy
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                                       Name:  Dustan E. McCoy
                                       Title: Vice President, Secretary
                                              and General Counsel